CONSENT OF INDEPENDENT ACCOUNTANTS



We  consent  to the incorporation by  reference  in  the

registration statements of  Stewart Enterprises, Inc. on

Forms S-3 and S-4 of our report  dated March 21, 1996 on

our audits of the consolidated financial  statements  of

"Societe  Financiere Bourgie (1991) Ltee" as of December

31, 1995 and  for  the  year  then ended which report is

incorporated  therein  by  reference  from  the  Stewart

Enterprises, Inc. filing on Form 8-K.







/s/Grou, La Salle + Associes




S.E.N.C.
Chartered Accountants
St.Laurent, Quebec
October 3,1996